CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We have  issued  our  report  dated  April  5,  2000,  accompanying  the financial  statements  of  Sooner  Holdings,  Inc.  contained  in the Form  SB-2
Registration Statement and Prospectus. We consent to the use of the aforementioned report in the Registration Statement and Prospectus.



                                            /s/ Grant Thornton LLP
                                            ------------------------------------
                                            GRANT THORNTON LLP

Oklahoma City, Oklahoma
September __, 2000









                                                                    Exhibit 23.1
                                                                Page 1 of 1 Page